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                            CERTIFICATE OF FORMATION

                                       OF

                                BEC FUNDING LLC


1.   The name of the limited liability company is BEC Funding LLC.

2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.


     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation this 29th day of January, 1999.



                                       /s/ William M. Shields
                                       ----------------------
                                       Name:  William M. Shields
                                       Title: Authorized Person